SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ] Confidential, for use of the Commission
                                      Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                       First Kansas Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
--------------------------------------------------------------------------------

          (4) Date Filed:
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

                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064



March 18, 2003

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Kansas Financial Corporation, I cordially invite you to attend the annual meeting of stockholders to be held at the Company's offices at 600 Main Street, Osawatomie, Kansas, on April 15, 2003, at 1:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.


                                                Sincerely,




                                                /s/Larry V. Bailey
                                                ------------------
                                                Larry V. Bailey
                                                President

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 15, 2003
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of First Kansas Financial Corporation (the "Company"), will be held at the Company's offices at 600 Main Street, Osawatomie, Kansas on April 15, 2003, at 1:00 p.m.

         The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of two directors of the Company;

2.   The   ratification  of  the  appointment  of  KPMG  LLP  as  the  Company's independent auditor for the fiscal year ending December 31, 2003; and

3. Such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the election of directors at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 10, 2003, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/Galen E. Graham
                                     ------------------
                                     Galen E. Graham
                                     Secretary
Osawatomie, Kansas
March 18, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 15, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Kansas Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Company's offices at 600 Main Street, Osawatomie, Kansas on April 15, 2003, at 1:00 p.m. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are being first mailed to stockholders on or about March 18, 2003. The Company is the parent corporation of First Kansas Federal Savings Bank (the "Bank").

         At the meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2003. The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with his best judgment on such other business, if any, that may properly come before the meeting or any adjournment thereof.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies may revoke them at any time. Unless so revoked, the shares represented by proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below and "FOR" the ratification of the appointment of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2003. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the meeting, and as to any other matters that may properly come before the meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 10, 2003 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 908,245 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or both of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast.

         Concerning all other matters that may properly come before the meeting, including ratification of the appointment of auditors, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required, such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.



                                                                  Percent of Shares
                                           Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner       Beneficial Ownership     Outstanding
------------------------------------       --------------------     -----------

First Kansas Federal Savings Bank                 122,466             13.48%
Employee Stock Ownership Plan (the "ESOP")
600 Main Street
Osawatomie, Kansas 66064 (1)

Sandler O'Neill Asset Management, LLC             90,000               9.91%
712 Fifth Avenue
New York, New York 10019 (2)

First Manhattan Co.                               68,900               7.59%
437 Madison Avenue
New York, NY  10022 (3)

All directors and officers of the Company         201,970              20.2%
       as a group (8 persons) (4)

 _____________________________________

(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, are voted by the ESOP Trustee as directed by the ESOP Committee.

(2) Number of shares is based upon the named entity's confirmation of such amount, and such information supercedes the ownership information reported in an amended Schedule 13D filed with the Securities and Exchange Commission ("SEC"), on July 7, 2000, on behalf of itself, Malta Partners, L.P., Malta Hedge Fund, L.P., Malta Partners II, L.P., Malta Hedge Fund II, L.P., Malta Offshore, Ltd, SOAM Holdings, LLC, and Mr. Terry Maltese.

(3) Number of shares is based upon an amended Schedule 13G filed with the Securities and Exchange Commission ("SEC"), on February 13, 2003, on behalf of the named entity by Neal K. Stearns, General Partner.

(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 93,235 shares of Common Stock that may be acquired pursuant to the exercise of options within 60 days of the Record Date. Excludes 107,453 shares held by the ESOP (122,466 shares less 15,013 shares allocated to executive officers) over which certain non-employee directors, as trustees to the ESOP, exercise shared voting power. Excludes 19,280 unvested or unawarded shares of Common Stock held by the Restricted Stock Plan ("RSP") over which certain directors, as members of the RSP Committee and as RSP Trustees, exercise voting power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP and the RSP.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2002 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, each class to be elected for a term of three years or until their successors are elected or qualified. The Board of Directors currently consists of six members. The Board of Directors has nominated James E. Breckenridge and Roger L. Coltrin to serve as directors of the Company, both for a three-year term.

         Directors of the Company are elected by a plurality of the votes cast. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason either of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors, their names, ages, the year they first became a director, the expiration date of their current term as a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned.


                                                                                     Shares of
                                                                                       Common
                                    Age at           Year First       Current          Stock          Percent
                                 December 31,        Elected or       Term to       Beneficially         of
Name                                 2002           Appointed(1)      Expire        Owned (2)(3)       Class
----                             -----------        ------------      ------        ------------       -----

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2006

James E. Breckenridge                 55                1977          2003          8,701(4)(5)        1.0%
Roger L. Coltrin                      63                1996          2003         37,981(4)(5)        4.2%

                         DIRECTORS CONTINUING IN OFFICE


J. Darcy Domoney                      49                1995          2004         12,721(4)(5)        1.4%
Sherman W. Cole                       59                2000          2004         10,701(4)(5)        1.2%
Donald V. Meyer                       57                1989          2005         16,701(4)(5)        1.8%
Larry V. Bailey                       60                1989          2005         72,708(6)           7.7%

--------------------

(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of February 1998 became directors of the Company when it was incorporated in February 1998.

(2)  Beneficial ownership as of the Record Date.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership.

(4) Includes 6,216 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(5) Excludes 122,466 shares of Common Stock held by the ESOP over which such individual, as a member of the ESOP Committee and as an ESOP Trustee, exercises voting power. Once allocated to participant accounts, such shares are voted by the ESOP Trustees as directed by the plan participant as the beneficial owner of such shares. Shares which are unallocated to participating employees (68,371 shares) and shares for which no voting directions are received are voted by the ESOP Trustees as directed by the ESOP Committee. Also excludes 19,280 shares of Common Stock held by the RSP over which such individual, as a member of the RSP Committee and as an RSP Trustee, exercises voting power. Such individuals disclaim beneficial ownership of with respect to ESOP and RSP shares.

(6) Includes 31,077 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

         The principal occupation of, and other information about, each director, nominee and executive officer is set forth below as of December 31, 2002. All directors, nominees and executive officers have held their present positions for five years unless otherwise stated.

         James E. Breckenridge has been a director of the Bank since 1977. Since January 1997, Mr. Breckenridge has been employed by Thorn Industries, an appliance, electronics and furniture store. Until January 1996, Mr. Breckenridge was President and majority stockholder of Breck's Inc., a men's clothing store.

         Roger L. Coltrin has served the Bank as an advisory director since 1989. In January 1996 he became a voting director. He was elected as Chairman of the Board in 2000. Mr. Coltrin was a majority stockholder of the Runyan Funeral Home until 1997, and during 2000 he retired as the manager of such business. He is a member of the Past Mayors Council, the High School Site Committee and the local Lions Club. Mr. Coltrin is also a member of the Louisburg Chamber of Commerce.

         J. Darcy Domoney has served the Bank as a director since 1995 and was Chairman of the Board for three years. Mr. Domoney is a partner in the law firm of Winkler, Domoney & Schultz. He is a member of the Paola Rotary Club and is on the Rotary District Youth Exchange Committee.

         Sherman W. Cole became a voting director of the Bank in 2000 and, prior to that, served as an advisory director since 1992. Mr. Cole presently assists on special projects at the Osawatomie State Hospital where he retired from full-time employment after 33 years of service. Mr. Cole is a past mayor of Osawatomie and is active in many civic roles throughout Miami County.

         Donald V. Meyer has been a director of the Bank since 1989 and was Chairman of the Board for four years. He is a dentist with a solo practice in Paola.

         Larry V. Bailey has served the Bank since 1989 as President and Chief Executive Officer. He is also a member of the Board of Directors. Mr. Bailey has served as a director of the Osawatomie Chamber of Commerce and was also a director of the Miami County Economic Development Corporation. Currently, he is the Treasurer of the local Lions Club, a director of Osawatomie's "Christmas in October," a director of Greater Osawatomie, Inc. and a director of Miami County Community Foundation, Inc.

Executive Officers

         Daniel G. Droste, age 46, is a Senior Vice President and the Treasurer of the Bank. He has been employed with the Bank since 1979. Mr. Droste is also the Treasurer and Scout Master for Boy Scout Troop 100 and a member of the Paola Sunrise Lions Club. He is also currently the Chairman of the Holy Trinity Church Building Committee and Co-Chairman of the Holy Trinity Church Development Team. He has also over the past several years been an active participant in the "Christmas in October" program.

         Galen E. Graham, age 63, has served as an executive officer of the Bank since 1970. He is a Senior Vice President and the Secretary of the Bank.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2002, the Board of Directors held twelve regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during this time period.

         During the 2002 fiscal year, Directors Breckenridge, Cole, Coltrin, Meyer, Bailey and Domoney acted as the Company's nominating committee ("Nominating Committee"), which is a non-standing committee, for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors met one time as the Nominating Committee during the 2002 fiscal year.

         The Compensation Committee, a standing committee of the Bank's Board of Directors, consists of Directors Coltrin (Chairman), Domoney and Breckenridge. The Compensation Committee meets on call to act on compensation matters and offer guidance to the Bank's management on compensation matters, and any action taken by the Compensation Committee must be approved by the Board of Directors. The Company's Compensation Committee met one time during the fiscal year ended December 31, 2002. The Bank's Board of Directors met one time during fiscal 2002 to act on compensation matters.

         The Audit Committee, a standing committee, is comprised of Directors Breckenridge (Chairman), Coltrin and Meyer and generally meets on a quarterly basis. All members of the Audit Committee have been determined by the Board of Directors to be independent as such term is defined by the rules of the Nasdaq Stock Market. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met four times during the fiscal year ended December 31, 2002.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appeared as an appendix to the proxy statement for the 2001 annual meeting of stockholders.

         Audit Fees. For the year ended December 31, 2002, the Company paid $38,550 for professional services rendered in connection with the audit of the annual financial statements and review of the quarterly financial statements and $16,280 for professional services rendered in connection with tax preparation services. All audit, tax preparation and review services were performed by employees of the Company's independent auditor, KPMG LLP ("KPMG"), and no other services, including financial information systems design and implementation, were rendered by KPMG during the year ended December 31, 2002.

         Report of the Audit Committee. For the fiscal year ended December 31, 2002, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, KPMG, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from KPMG disclosures regarding KPMG's independence as required by Independence Standards Board Standard No. 1 and discussed with KPMG its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         Audit Committee:

         James E. Breckenridge (Chairman), Roger L .Coltrin and Donald V. Meyer

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each director (including the Chairman of the Board) receives a monthly fee of $1,000. Total aggregate fees paid to the directors for the year ended December 31, 2002 were $60,000.

         Stock Awards. On February 2, 1999, each non-employee director was awarded options to purchase 7,769 shares of Common Stock at an exercise price of $10.75. In addition, on February 2, 1999, each non-employee director was awarded 3,107 shares of restricted Common Stock under the RSP. These awards vest at the rate of 20% a year, starting one year after the date of the award.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Larry V. Bailey for the three years ended December 31, 2002. No other employee earned in excess of $100,000 for the year ended December 31, 2002.

                                                              Long Term Compensation
                                Annual Compensation                   Awards
                                -------------------           -----------------------
                                                                            Securities
                                                           Restricted       Underlying
Name and                Fiscal                                Stock          Options/       All Other
Principal Position       Year       Salary        Bonus     Award($)(1)       SARs(#)    Compensation(2)
------------------       ----       ------        -----     -----------     ----------   ---------------
Larry V. Bailey          2002      $155,000      $21,000    $   --              --           $78,124
Director, President,     2001       149,100       20,000        --              --            72,203
and CEO                  2000       130,000       20,000        --              --            69,594

-------------------------
(1) Mr. Bailey was awarded 15,539 shares of restricted Common Stock in 1999. At December 31, 2002, Mr. Bailey held 6,964 shares of restricted Common Stock with a market value of $97,983 based on the closing market price of the Common Stock on December 31, 2002 of $14.07. Dividends are paid on restricted stock awarded under the RSP. Awards are earned at a rate of 20% per year beginning one year after the date of the award.
(2) Includes matching contributions of $3,667, $3,500 and $4,260 under the 401(k) Plan for 2002, 2001 and 2000, respectively. For 2002, 2001 and 2000, Mr. Bailey accrued $50,581, $42,400 and $41,730, respectively, in benefits under the Supplemental Executive Retirement Plan. Also includes the award of 1,864, 1,814 and 2,248 shares under the ESOP during 2002, 2001 and 2000, respectively, based upon the closing market price of the Common Stock on the date of the award.

         Employment Agreement. The Bank has entered into an employment agreement with its President, Larry V. Bailey. Mr. Bailey's current base salary under the employment agreement is $158,100 which includes fees paid to him as a director. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Bailey without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement but in no event for a period of less than twenty- four months. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company, Mr. Bailey will be paid a lump sum amount equal to 2.99 times his five year average annual taxable cash compensation. If such payment were to be made under the agreement as of December 31, 2002, it would equal approximately $520,493. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Bailey shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 65% of such base salary for the remaining term of such agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

         Supplemental Executive Retirement Plan. The Bank has a supplemental executive retirement plan ("SERP") for the benefit of its President, Mr. Bailey. The SERP will provide Mr. Bailey with a supplemental retirement benefit in addition to benefits under the Pension Plan and the ESOP. Under the SERP, Mr. Bailey's retirement pension will be supplemented by the crediting of an additional 15 years of service. The SERP will provide a retirement benefit equal to 30% of final average earnings at retirement after age 65, in addition to the projected benefit of 36% of final average earnings under the Pension Plan (Pension Plan benefits are calculated based upon 2% times years of service times Final Average Earnings). Benefits payable under the Pension Plan will be reduced for retirement prior to age 65 based upon fewer years of service. Additionally, the SERP will reduce the Pension Plan reduction for retirement prior to age 65 from 3% per year to 2% per year. Payments under the SERP are accrued for financial reporting purposes during the period of employment. The SERP is unfunded. All benefits payable under the SERP would be paid from the Bank's current assets. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received, and the Bank will be entitled to recognize a tax-deductible compensation expense at that time.

         The following table set forth information concerning options granted under the Option Plan.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                                 Number of
                                                                Securities            Value of
                                                                Underlying        Unexercised In-
                                                                Unexercised          The-Money
                                                              Options/SARs at     Options/SARs at
                                                             FY-End (#)(1)(2)     FY-End ($)(1)(3)
                                                             ----------------     ----------------
                     Shares Acquired                           Exercisable/         Exercisable/
    Name             on Exercise (#)    Value Realized ($)     Unexercisable       Unexercisable
    ----             ---------------    ------------------     -------------       -------------

Larry V. Bailey            --                   --            31,077 / 7,770     $103,179 / $25,796


----------------

(1)  No Stock Appreciation Rights (SARs) are authorized under the Option Plan.

(2) Includes options that are exercisable within 60 days of the Voting Record Date.

(3) Based upon an exercise price of $10.75 per share and the Common Stock's closing market price of $14.07 as of December 31, 2002. Such options, by their terms, are first exercisable at a rate of 20% one year following the date of the award of the option and 20% per year on the anniversary date of the date of the award thereafter, but in no event shall such option be exercisable more than ten years after the effective date of award.


--------------------------------------------------------------------------------
        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. A representative of KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG LLP as the Company's independent auditor for the 2003 fiscal year.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. As part of the employee and director benefit package, full-time and qualified part-time employees and directors of the Company are eligible for preferential interest rates on certain adjustable-rate residential mortgage loans and fixed-rate consumer loans made by the Bank. While such loans are made with a discounted interest rate based on the greater of the Bank's cost of funds or the Applicable Federal Rate, they are underwritten in accordance with the Bank's established underwriting guidelines. All other loans made by the Bank to employees and directors are on the same terms and conditions as those available to the general public.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 600 Main Street, Osawatomie, Kansas 66064, no later than November 20, 2003. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy materials for next year's annual meeting, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by February 15, 2004. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at next year's annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2002 Annual Report to Stockholders was mailed on March 18, 2003 to all stockholders of record on March 10, 2003. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, First Kansas Financial Corporation, 600 Main Street, Osawatomie, Kansas 66064.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/Galen E. Graham
                                       ------------------
                                       Galen E. Graham
                                       Secretary




Osawatomie, Kansas
March 18, 2003

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 15, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of First Kansas Financial Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders (the "Meeting"), to be held at 600 Main Street, Osawatomie, Kansas, on April 15, 2003, at 1:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                           FOR         WITHHELD
                                                           ---         --------

1.        The election as director of the nominees
          listed below for the terms indicated
          (except as marked to the contrary below):        [ ]            [ ]

          James E. Breckenridge (3-year term)
          Roger L. Coltrin (3-year term)

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

          -----------------------------------------

                                                    FOR      AGAINST    ABSTAIN
                                                    ---      -------    -------
2.        The ratification of the appointment
          of KPMG LLP as the Company's
          independent auditor for the fiscal
          year ending December 31, 2003.            |_|       |_|         |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the above listed nominees and proposal.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE ABOVE LISTED NOMINEES AND PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
OTHER BUSINESS TO BE   PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated March 18, 2003 and the 2002 Annual Report to Stockholders.




Dated:
        ----------------------



------------------------------             -------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER



------------------------------             -------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------